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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
TIME AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIME AMERICA, INC.
51 WEST THIRD STREET, SUITE 310
TEMPE, ARIZONA 85281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 17, 2005

TO THE STOCKHOLDERS OF TIME AMERICA, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Time America, Inc., a Nevada corporation (the "Company"), will be held on February 17, 2005, at 9:00 a.m. local time at the offices of Squire, Sanders & Dempsey L.L.P., Two Renaissance Square, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect five directors to serve on the Company's Board of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

  2.
  To ratify the appointment of Semple & Cooper, LLP as independent auditors of the Company for the fiscal year ending June 30, 2005; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The foregoing matters are described in more detail in the enclosed proxy statement. The Company's Board of Directors has fixed the close of business on January 11, 2005, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection on the day of the meeting at the executive offices of the Company.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

        PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors,

Todd P. Belfer Chairman of the Board

Tempe, Arizona
January 14, 2005

TIME AMERICA, INC.
51 WEST THIRD STREET, SUITE 310
TEMPE, ARIZONA 85281

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 17, 2005

        The enclosed proxy is solicited on behalf of the Board of Directors of Time America, Inc., a Nevada corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 17, 2005, at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Squire, Sanders & Dempsey L.L.P., Two Renaissance Square, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004.

        Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the Annual Meeting and was prepared by management for our board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about January 14, 2005.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

        Attendance at the Annual Meeting is limited to the Company's stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. and each stockholder may be asked to present valid picture identification such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

        You can vote your shares of common stock if our records show that you owned the shares on January 11, 2005. On January 11, 2005, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 13,601,052 shares of our common stock, par value $0.005 per share, were issued and outstanding. You get one vote for each share of common stock. You may not cumulate votes in the election of directors.

        Holders of common stock will vote at the Annual Meeting as a single class on all matters. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

        Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote "FOR" each of the director nominees and "FOR" each of the other proposals to be considered at the Annual Meeting.

        Signing and returning the proxy card does not affect the right to vote in person at the Annual Meeting.

What if other matters come up at the 2005 Annual Meeting?

        The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote the shares represented by each proxy received by the Company. If the Annual Meeting is adjourned, the shares represented by each proxy received by the Company may be voted by the proxies on the new meeting date as well, unless such proxy instructions are revoked prior to that time.

Can I change my vote after I return my proxy card?

        Yes. At any time before the vote on a proposal, you can change your vote either by filing with our Corporate Secretary, at our principal executive offices at 51 West Third Street, Suite 310, Tempe, Arizona 85281, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

May I vote in person at the 2005 Annual Meeting rather than by completing the proxy card?

        Although we encourage you to complete and return the proxy card, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

        If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

        A "quorum," for purposes of the Annual Meeting, means a majority of the shares of common stock outstanding on the record date. This quorum of our shares must be present at the Annual Meeting in order for the meeting to be held. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

        Abstentions: Abstentions are not counted in the tally of votes "FOR" or "AGAINST" a proposal. A "WITHHELD" vote is the same as an abstention. Abstentions and withheld votes are counted as shares present at the Annual Meeting for purposes of determining the presence of a quorum.

        Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares, and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes are counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

        Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        Proposal No. 1:    Directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominees. Accordingly, the five candidates receiving the highest number of affirmative votes will be elected as directors. Stockholders may not cumulate votes in the election of directors.

        Proposal No. 2:    Semple & Cooper, LLP will be ratified as independent auditors of the Company for the fiscal year ending June 30, 2005, if the number of votes cast in favor of the selection exceeds the number of votes cast against the selection. Abstentions and broker non-votes will have no effect on the outcome.

Dissenter's Rights or Appraisal.

        Pursuant to applicable Nevada law, there are no dissenter's or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Who pays for this proxy solicitation?

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

STOCKHOLDER PROPOSALS

        Stockholder proposals that are intended to be presented at our next Annual Meeting to be held in 2006 and included in our proxy materials relating to such Annual Meeting must be received by our Corporate Secretary, at our principal executive offices at 51 West Third Street, Suite 310, Tempe, Arizona 85281, no later than September 17, 2005, which is one hundred and twenty (120) calendar days prior to the anniversary of the mailing date for this year's proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the Annual Meeting to be held in 2006.

        If a stockholder wishes to present a proposal at our 2006 Annual Meeting and the proposal is not intended to be included in our proxy statement relating to the 2006 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than January 3, 2006, which is forty-five (45) calendar days prior to the anniversary of the date of the 2005 Annual Meeting. However, in the event that the 2006 Annual Meeting is called for a date which is not within thirty (30) days of the anniversary of the date of the 2005 Annual Meeting, stockholder proposals intended for presentation at the 2005 Annual Meeting must be received by our Corporate Secretary no later than the close of business on the tenth (10th) day following the date on which public announcement of the date of the 2005 Annual Meeting is first made. If a stockholder gives notice of such proposal after November 30, 2005, then the proxy solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

        This proxy statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of five directors to our board of directors. Proposal No. 2 requests ratification of our independent auditors. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        Our board of directors is currently composed of five persons. All five positions on our board of directors are to be elected at the Annual Meeting. Our board of directors has nominated each of the current directors, identified below, for election as a director to serve until the 2006 Annual Meeting and until his or her successor is duly elected and qualified. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the five director nominees listed below. Proxies cannot be voted for more than the five named nominees.

        Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominee named below.

        The names of the nominees, and certain information about them, are set forth below.

Name	Age	Director Since	Position
Thomas S. Bednarik	54	2000	President, Chief Executive Officer and Director
Todd P. Belfer(2)	37	1999	Chairman of the Board of Directors
Lise M. Lambert(1)(2)	47	1999	Director
Robert W. Zimmerman(1)(2)	52	2001	Director
Robert J. Novak(1)	59	2003	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

        THOMAS S. BEDNARIK. Mr. Bednarik, age 54, has served as President, Chief Executive Officer and a director of the Company (f/k/a Vitrix, Inc.) since February 2000. From April 1998 to February 2000, Mr. Bednarik served as Vice President of Sales and Support at NetPro Computing, Inc. Mr. Bednarik has extensive executive and sales management experience in the information technology industry and has served in various executive management capacities, including Chief Executive Officer, President, Vice President and Executive Vice President, with firms such as Idea Corporation, Decision Data, Alcatel Information Systems and ITT Corporation.

        TODD P. BELFER. Mr. Belfer, age 37, has served as a director of the Company (f/k/a Vitrix, Inc. and FBR Capital Corporation) since March 1999 and Chairman of the Board of Directors since November 1999. Mr. Blefer also served as Chairman of the Board of Directors of the Company from April 1996 until March 1999 prior to its merger with Vitrix, Inc. Mr. Belfer co-founded Employee Solutions, Inc. in May 1990, and served as its Executive Vice-President and as a director from 1991 to 1996. Mr. Belfer earned a Bachelor of Science in Finance and Real Estate from the University of Arizona in 1989.

        LISE M. LAMBERT. Ms. Lambert, age 47, has served as a director of the Company (f/k/a Vitrix, Inc. and FBR Capital Corporation) since April 1999 and as director of the Company from January 1998 to March 1999 prior to its merger with Vitrix, Inc. In 2003, Ms. Lambert joined VistaCare, Inc. (VSTA), a Scottsdale-based health services company, where she serves as the Sr. Vice President of Strategic Planning and Business Formation. Since 1996, Ms. Lambert has also served as

President of Relevant, Inc., a consulting company for the computer software industry. In 1986, Ms. Lambert co-founded Mastersoft, Inc., where she served as Vice-President of Marketing from 1986 to 1990 and Senior Vice-President of Sales from 1990 to 1995. Ms. Lambert also serves as director for Involve Technology, Inc. Ms. Lambert earned a Bachelor of Arts degree in education and a Masters degree in deafness and audiology from Smith College.

        ROBERT W. ZIMMERMAN. Mr. Zimmerman, age 52, has served as a director of the Company (f/k/a Vitrix, Inc.) since March 2001. Mr. Zimmerman was one of the original investors and directors of the Company prior to its merger with Vitrix, Inc. Mr. Zimmerman is President, co-managing shareholder and attorney for Mallery & Zimmerman, S.C., a general practice law firm with offices in Milwaukee, Cedarburg, Green Bay, Stevens Point and Wausau, Wisconsin. Mr. Zimmerman graduated from Marquette University in 1974 with majors in Accounting and Finance and from Marquette University Law School in 1977. After law school Mr. Zimmerman worked in the Milwaukee office of Arthur Andersen & Co. in the tax department and received his Wisconsin CPA certificate.

        ROBERT J. NOVAK. Mr. Novak, age 59, has served as a director of the Company (f/k/a Vitrix, Inc.) since September 2003. Mr. Novak has been a member of Jennings, Strouss & Salmon, P.L.C., a full service law firm, since 1999. Mr. Novak is the founder and owner of Novak Companies, Inc., a diversified group of companies in real estate development, financing, management, equity financing and participation in private and public companies. Mr. Novak also founded and owned Robert J. Novak & Associates, Ltd., a law firm, from 1987 to 1999. Mr. Novak was also a founder, director and officer of Medical Safety Products, Inc., a medical product developer, from 1987 to 2001. Mr. Novak earned Bachelor of Arts degrees in political science and economics from Drake University in 1967 and a Juris Doctorate from the University of Arizona in 1971.

Board of Directors

        Our board of directors is currently composed of five members. Each director currently serves until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. At each annual meeting of stockholders, the directors' successors will be elected to serve until the next annual meeting of stockholders.

        Our board of directors held seven meetings during the year ended June 30, 2004. All of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board of directors on which such director served during the year ended June 30, 2004.

        All five members of the Company's board of directors attended the 2003 Annual Meeting of Stockholders held on December 9, 2003. The Company has no formal policy with regard to board members' attendance at annual meetings, although attendance is strongly encouraged.

Board Committees

        Our board of directors has two standing committees: the audit committee and the compensation committee.

        Audit Committee—The audit committee is responsible for reviewing financial information which will be provided to stockholders and others, the systems of internal controls which management and our board of directors have established, the performance and selection of independent accountants, and our audit and financial reporting processes. The audit committee does not operate under a written audit committee charter. Our audit committee, consisting of Messrs. Belfer and Novak and Ms. Lambert, met four times in fiscal 2004, and met in September 2004 in connection with the audit of our financial statements for the fiscal year ended June 30, 2004. The board of directors has determined that all members of the audit committee are "independent" as that term is defined in Rule 4200(a)(15)

of the listing standards of the National Association of Securities Dealers. After the Annual Meeting, our audit committee will consist of Messrs. Belfer and Novak and Ms. Lambert.

        Compensation Committee—The compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 1999 Equity Compensation Plan, including the approval of grants under such plan to our employees, consultants and directors. During the year ended June 30, 2004, the compensation committee consisted of Messrs. Belfer and Zimmerman and Ms. Lambert and held a total of three meetings. After the Annual Meeting, our compensation committee will consist of Messrs. Belfer and Zimmerman and Ms. Lambert.

        Our board of directors does not maintain a standing nominating committee or other committee performing similar functions. Our board of directors may establish other committees to facilitate the management of our business.

Nominations Process and Criteria

        The board of directors has not considered it necessary to form a committee of the board specifically for governance or nomination matters due to the modest scope of the Company at the current time. When a governance or nominating matter comes to the board for consideration, the full board will meet and be informed on the matter and the appropriate action will be taken by the full board or a subset of independent directors thereof.

        Additionally, the board of directors believes it is not necessary to adopt criteria for the selection of directors. The board believes that the desirable background of a new individual member of the board of directors may change over time and that a thoughtful, thorough process for the selection is more important than adopting criteria for directors. The board is fully open to utilizing whatever methodology is efficient in identifying new, qualified board members when needed, including using board industry contacts or professional search firms.

        Any shareholder wishing to propose that a person be nominated for or appointed to the board of directors may submit such a proposal to:

  Chief Executive Officer
  Time America, Inc.
  8840 East Chaparral Road
  Suite 100
  Scottsdale, Arizona 85250

        Such correspondence will be timely forwarded to the audit committee for review and consideration.

Director Compensation

        During the year ended June 30, 2004, our non-employee directors received no cash compensation for serving as members of our board or directors or any committee of our board of directors. Non-employee directors were reimbursed for reasonable expenses incurred in connection with attendance at each meeting of the board of directors. During the year ended June 30, 2004, we granted options to purchase 40,000 shares of common stock to each of Messrs. Belfer and Zimmerman and Ms. Lambert and 34,520 to Messr. Novak in connection with their service on the board of directors. Each of these options has a term of ten years, vested immediately and was granted at the fair market value of the common stock on the grant date.

        Each of our executive officers serves at the discretion of our board of directors. See the disclosure under the caption "Employment Agreements and Change in Control Arrangements" for a discussion of Mr. Bednarik's compensation arrangements with the Company.

Vote Required

        Directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominee, accordingly the five candidates receiving the highest number of affirmative votes will be elected as directors. Stockholders may not cumulate votes in the election of directors.

Recommendation of the Board of Directors

        Our board of directors unanimously recommends that the stockholders vote "FOR" the election of the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The following table sets forth fees billed to us by our auditors during the fiscal years ended June 30, 2004 and June 30, 2003 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice, tax planning, and tax return preparation, and (iv) all other fees for services rendered.

		June 30, 2004	June 30, 2003
(i)	Audit Fees(1)	$30,500	$17,000
(ii)	Audit-Related Fees(2)	$1,000	$650
(iii)	Tax Fees	$4,500	$3,000
(iv)	All Other Fees(3)	$9,000	$825

(1)
Aggregate fees billed for professional services rendered for the audit and review of our annual financial statements for the fiscal years ended June 30, 2004 and June 30, 2003, and review of financial statements included in our quarterly reports on Form 10-QSB.

(2)
Audit committee meeting preparation and attendance.

(3)
All other fees primarily represent the aggregate fees for consent services for registration statements.

Percentage of Non-Audit Services Approved by Audit Committee

Service		Percentage
(i)	Audit—Related	0%
(ii)	Tax	100%
(iii)	Other	100%

        Our audit committee has considered whether provision of tax services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Semple & Cooper, LLP's independence. Semple & Cooper, LLP has been selected by our board of directors as our independent auditors for the fiscal year ending June 30, 2005. Stockholder ratification of the selection of Semple & Cooper, LLP as our independent auditors is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Semple & Cooper, LLP for stockholder ratification as a matter of good corporate practice. Semple & Cooper, LLP has audited our financial statements since fiscal year 2001. If ratification of this selection of auditors is not approved by our stockholders, our board of directors may review its future selection of auditors. Even if the selection is ratified, our board of directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if our board of directors believes that such a change would be in the best interests of our stockholders and us.

        Representatives of Semple & Cooper, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Vote Required

        Semple & Cooper, LLP will be ratified as independent auditors of the Company for the fiscal year ending June 30, 2005 if the number of votes cast in favor of the selection exceeds the number of votes cast against the selection. Abstentions and broker non-votes will have no effect on the outcome. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the selection of Semple & Cooper, LLP.

Recommendation of the Board of Directors

        Our board of directors unanimously recommends that the stockholders vote "FOR" ratification of the appointment of Semple & Cooper, LLP as our independent auditors for the fiscal year ending June 30, 2005.

OTHER MATTERS

        Our board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth certain information regarding our executive officers, directors and other key employees as of January 1, 2005.

Name	Age	Position
Thomas S. Bednarik	54	President, Chief Executive Officer and Director
Craig J. Smith	34	Vice President of Finance and Administration and Chief Financial Officer
Todd P. Belfer	37	Chairman of the Board of Directors
Lise M. Lambert	47	Director
Robert W. Zimmerman	52	Director
Robert J. Novak	59	Director

        THOMAS S. BEDNARIK. See "Proposal No. 1: Election of Directors" for Mr. Bednarik's biography.

        CRAIG J. SMITH, CPA. Mr. Smith, age 34, has served as Vice President of Finance and Administration and Chief Financial Officer of the Company (f/k/a Vitrix, Inc.) since April 1999. From 1998 to 1999, Mr. Smith served as Controller of Pacific Numerix Corporation. From 1993 to 1998, he served as an Audit Manager of Semple & Cooper, LLP. Mr. Smith earned a masters degree in business administration from Arizona State University in 2000 and a Bachelor of Science degree in finance and accounting from Minnesota State University-Mankato in 1992.

        TODD P. BELFER. See "Proposal No. 1: Election of Directors" for Mr. Belfer's biography.

        LISE M. LAMBERT. See "Proposal No. 1: Election of Directors" for Ms. Lambert's biography.

        ROBERT W. ZIMMERMAN. See "Proposal No. 1: Election of Directors" for Mr. Zimmerman's biography.

        ROBERT J. NOVAK. See "Proposal No. 1: Election of Directors" for Mr. Novak's biography.

Relationships Among Executive Officers and Directors

        Our executive officers are elected by our board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

Communications with the Board of Directors

        Stockholders may communicate with any and all members of the Company's board of directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name or, for a communication to the entire board, to the Chairman of the Board of Directors at the following address and fax number: Time America, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281; (480) 296-0444 facsimile.

        Communications from our stockholders to one or more directors will be collected and organized by our Chief Executive Officer under procedures adopted by our independent directors. The Chief Executive Officer will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Chief Executive Officer may, in his discretion, forward only representative correspondence.

        The Chairman of the Board will determine whether any communication addressed to the entire board of directors should be properly addressed by the entire board of directors or a committee thereof. If a communication is sent to the board of directors or a committee, the Chairman of the Board or the chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response may be coordinated with our counsel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, as well as persons beneficially owning more than 10% of our outstanding common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of such forms received by us, or written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 2004.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

        The following table summarizes all compensation to our Chief Executive Officer and to our other most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Officers"), for services rendered to us for each of the fiscal years ended June 30, 2004, 2003 and 2002.

Summary Compensation Table

		Annual Compensation						Long-Term Compensation Awards
Name and Principal Position(1)	Year	Salary($)		Bonus ($)		Other Annual Compensation ($)		Securities Underlying Options/SARs (#)
Thomas S. Bednarik(2) President and Chief Executive Officer	2004 2003 2002	$ $ $	135,000 130,000 130,000	$ $ $	6,750 0 0	$ $ $	0 0 0	100,000 150,000 100,000	(2) (2) (2)

(1)
No other executive officer of the Company received compensation in excess of $100,000 for the periods presented.

(2)
Mr. Bednarik was appointed President and Chief Executive Officer of the Company effective February 17, 2000. Pursuant to the terms of an Incentive Stock Option Agreement dated August 22, 2000, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's common stock at a per share exercise price of $3.40. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated April 17, 2001, Mr. Bednarik was granted options to purchase 225,000 shares of the Company's common stock at a per share exercise price of $0.40. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated December 31, 2001, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's common stock at a per share exercise price of $0.17. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated December 31, 2002, Mr. Bednarik was granted options to purchase 50,000 shares of the Company's common stock at a per share exercise price of $0.18. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated April 15, 2003, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's common stock at a per share exercise price of $0.16. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated December 9, 2003, Mr. Bednarik was granted options to purchase 25,000 shares of the Company's common stock at a per share exercise price of $1.17. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated June 14, 2004, Mr. Bednarik was granted options to purchase 75,000 shares of the Company's common stock at a per share exercise price of $1.00.

Stock Option Grants in Last Fiscal Year

        The following table sets forth information concerning individual grants of stock options made to Named Officers during the fiscal year ended June 30, 2004.

Option Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/share)		Market Price on Date of Grant	Expiration Date
Thomas S. Bednarik, President and Chief Executive Officer	25,000 75,000	3 9	% %	$ $	1.17 1.10	$1.30 —	12/2013 6/2014

(1)
Pursuant to the terms of a Nonstatutory Stock Option Agreement dated December 9, 2003, Mr. Bednarik was granted options to purchase 25,000 shares of the Company's common stock at a per share exercise price of $1.17. The options vested immediately and have a term of ten years. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated June 15, 2004, Mr. Bednarik was granted options to purchase 75,000 shares of the Company's common stock at a per share exercise price of $1.10. The options vest in three increments over nine months and have a term of ten years.

Aggregated Option Exercises and Fiscal Year-End Values

        There were no option exercises by the Named Officers during the fiscal year ended June 30, 2004.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        As of February 15, 2000, the Board of Directors approved the terms of Mr. Bednarik's at-will employment with the Company for services as its President and Chief Executive Officer. Under the terms of a letter agreement, dated as of February 17, 2000, the Company agreed to pay Mr. Bednarik a base salary of $115,000, which was increased to $130,000 effective April 2001 and to $140,000 on January 1, 2004. Mr. Bednarik is also entitled to receive quarterly and annual bonus payments payable in cash based on our achievement of certain revenue targets for such periods. Mr. Bednarik received a cash bonus of $12,704 during the fiscal year ended June 30, 2001. Mr. Bednarik did not receive any bonus payments for the fiscal years ended June 30, 2002 and 2003. Mr. Bednarik received a cash bonus of $6,750 during the fiscal year ended June 30, 2004.

        Mr. Bednarik is also entitled to participate in the Company's medical and dental plans, with the Company paying 80% of the cost of Mr. Bednarik's coverage and 50% of the cost of the medical coverage for Mr. Bednarik's family. Under the terms of the letter agreement, a portion of Mr. Bednarik's unvested options become immediately vested in the event he is terminated without cause (as such term is defined in his Option Agreements with the Company). In the event the Company is acquired or merged into another company, any unvested options will become automatically vested.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding the number of shares of our common stock that may be issued pursuant to our equity compensation plans or arrangements as of the year ended June 30, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by securityholders	466,985	(1)	$3.22	133,015	(2)
Equity compensation plans not approved by securityholders	2,166,212	(3)	$0.73	—

Total	2,633,197		$1.17	133,015

(1)
Represents shares of common stock that may be issued pursuant to outstanding options granted under the 1999 Equity Compensation Plan.

(2)
Represents shares of common stock that may be issued pursuant to options available for future grant under the 1999 Equity Compensation Plan.

(3)
Represents (a) an aggregate of 1,506,490 shares of common stock underlying non-statutory stock options approved by the Company's board of directors and granted to directors and granted to directors and employees of the Company (the "Options")—the Options have vesting schedules ranging from immediate vesting to four year vesting, an exercise price equal to the closing bid price of the common stock on the date of grant and a ten year term; and (b) an aggregate of 659,722 shares of common stock purchasable upon exercise of warrants issued to various parties in connection with debt and equity offerings and for services rendered. See Note No. 7 to our Consolidated Financial Statements in the Company's most recent Form 10-KSB filed September 28, 2004 (file no. 001-10320) for a detailed description of the terms of these warrants.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of September 15, 2004, concerning the beneficial ownership of shares of our common stock by (i) each person known by us to beneficially own more than 5% of our common stock; (ii) each Director; (iii) each of the Named Officers; and (iv) all of our Directors and executive officers as a group. To our knowledge, all persons listed in the table have sole voting and investment power with respect to their shares, except to the extent that authority is shared with their respective spouse under applicable law.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner(2)
	Number		Percent
Thomas S. Bednarik	827,500	(3)	5.8%
Todd P. Belfer	1,324,877	(4)	9.7%
Lise M. Lambert	198,913	(5)	1.5%
Robert W. Zimmerman	271,425	(6)	2.0%
Robert J. Novak	254,520	(7)	1.9%
Craig J. Smith	117,751	(8)	*
All directors and Named Officers as a group	2,994,986		20.9%
Joseph L. Simek	3,888,585	(9)	28.4%
Circle F. Ventures LLC	981,111		7.2%

*
Less than 1%

(1)
A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 13,599,552 shares of common stock outstanding as of September 15, 2004.

(2)
The address of each of the beneficial owners is c/o Time America, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281, except for Circle F. Ventures LLC whose address is 17797 North Perimeter Drive, Suite 105, Scottsdale, Arizona 85255 and Joseph L. Simek whose address is 611 North Road, Medford, Wisconsin 54461.

(3)
Includes 693,750 shares of common stock underlying unexercised options that were exercisable on September 15, 2004, or within 60 days thereafter.

(4)
Includes 148,750 shares of common stock underlying unexercised options that were exercisable on September 15, 2004 or within 60 days thereafter.

(5)
Includes 164,719 shares of common stock underlying unexercised options that were exercisable on September 15, 2004, or within 60 days thereafter.

(6)
Includes 131,250 shares of common stock underlying unexercised options that were exercisable on September 15, 2004, or within 60 days thereafter.

(7)
Includes 74,520 shares of common stock underlying unexercised options that were exercisable on September 15, 2004, or within 60 days thereafter.

(8)
Includes 90,751 shares of common stock underlying unexercised options that were exercisable September 15, 2004, or within 60 days thereafter.

(9)
Includes 87,958 shares of common stock issuable upon exercise of warrants issued in consideration for entering into debt agreements during the fiscal year ended June 30, 2002.

AUDIT COMMITTEE REPORT

        The following is the report of the audit committee (the "Audit Committee") of the Board of Directors of the Company with respect to the its consolidated audited financial statements for the fiscal year ended June 30, 2004, which include the consolidated balance sheets of the Company as of June 30, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period from July 1, 2002 to June 30, 2004, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

        The Audit Committee has discussed with Semple & Cooper, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee has also received written disclosures and the letter from Semple & Cooper, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Semple & Cooper, LLP its independence from the Company.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Submitted by the Audit Committee of the Board of Directors,

Robert J. Novak Robert W. Zimmerman Lise M. Lambert

Policy Regarding Pre-Approval of Audit and Non-Audit Services

        Under the Company's policy regarding pre-approval of audit and non-audit services, our audit committee must pre-approve the audit and non-audit services to be performed by any accountant that has been engaged to audit our financial statements. The audit committee must also approve all other audit services to be rendered to the Company. The Company may not engage the auditor of its financial statements to perform any non-audit services that are prohibited by Section 10A(g) of the Securities and Exchange Act of 1934, as amended, including: (1) bookkeeping or other services related to our accounting records or financial statements; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources; (7) broker-dealer, investment adviser, or investment banking services; and (8) legal services and expert services unrelated to the audit.

        The pre-approval requirement is waived for de minimis non-audit services performed by the independent auditor, provided that (a) all such services do not aggregate to an amount determined by the audit committee that may not be more than five percent of total revenues paid by the Company to the independent auditor in the fiscal year when the non-audit services are provided, (b) such services were not recognized as non-audit services at the time of the engagement of the independent auditor to provide the services, and (c) such services are promptly reported to the audit committee and approved prior to the completion of the audit.

        The audit committee may delegate its pre-approval authority to one or more of its members. The audit committee member to whom such authority is delegated must report any pre-approval determinations to the audit committee at its next regular meeting. The audit committee may not delegate pre-approval authority to the Company's management.

        Under the Policy, each request for pre-approval must be detailed as to each particular service to be provided. Each pre-approval must be in writing.

CERTAIN TRANSACTIONS

        Except as set forth below, the Company did not have any transactions during fiscal years 2004 and 2003 with any director, director nominee, executive officer, security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

        On March 31, 2001, the Company borrowed $400,000 from Joseph L. Simek, a significant stockholder of the Company. The loan bears interest at an annual rate of prime plus one percent (1%) and is secured by all of the Company's assets. Principal and interest payments of approximately $8,500 are due monthly, with the outstanding principal balance due on October 1, 2005. On November 2, 2001, Mr. Simek agreed to provide the Company with a $200,000 line of credit, which is also secured by all of the Company's assets. On September 24, 2002, Mr. Simek agreed to provide the Company with an additional $200,000 revolving line of credit, which is also secured by all of the Company's assets. Borrowings under the lines of credit bear interest at an annual rate of 10%. The lines of credit had an original maturity date of December 31, 2003, but in January 2004, Mr. Simek and the Company agreed to extend the maturity date of the lines of credit to December 31, 2005. At June 30, 2004, $190,345 was outstanding under the $400,000 loan and $150,000 was outstanding under the lines of credit.

        On September 4, 2001, the Company borrowed $500,000 from Francis Simek, the spouse of Mr. Simek. This loan originally bore interest at an annual rate of 10% and was secured by a lien on all of the Company's assets. Initial principal and interest payments of $6,600 were due and payable monthly over a 60-month period. On March 22, 2004, the Company and Mrs. Simek entered into a subordinated note agreement. Under the terms of the agreement, the existing loan with Mrs. Simek was refinanced as a five-year term note with monthly principal and interest payments and an annual interest rate of 15%. The Company issued 25,000 shares of restricted common stock to Mrs. Simek in consideration for her agreement to subordinate the note. The subordinated note is secured by a junior lien on all of the Company's assets. On November 18, 2004, the Company and Mrs. Simek amended the terms of the note to change the interest rate to an annual rate of 10%. Principal and interest payments of $8,919 are due and payable over a 60-month period. At June 30, 2004, $394,219 was outstanding under this note.

        In May 2003, Todd P. Belfer, Director, purchased 450,000 shares of our common stock in a private placement transaction.

        In May 2003, Circle F. Ventures LLC, a 5% security holder, purchased 111,111 shares of our common stock in private placement transaction.

        In October 2003, the Company entered into a consulting services agreement with Mr. Belfer for a four year period. In exchange for the consulting services, Mr. Belfer was granted a non-statutory option to purchase 200,000 shares of the Company's common stock at $0.75 per share. The options vest over four years and have a term of four years.

        In April 2004, the Company borrowed $500,000 from Mrs. Simek pursuant to a subordinated note. The note has a five-year term with monthly principal and interest payments and an annual interest rate of 15%. In consideration for agreeing to subordinate the note, the Company issued 25,000 shares of restricted common stock to Mrs. Simek. The note is secured by a junior lien on all of the Company's assets. Principal and interest payments of $11,821 are due and payable monthly over a 60-month period. At June 30, 2004, $479,831 was outstanding under this note. On November 18, 2004, the Company paid the remaining balance of the note that was due.

        On November 18, 2004, the Company and Mrs. Simek entered into a revolving credit note agreement. Under the terms of the agreement, Mrs. Simek agreed to provide the Company with a $456,100 line of credit, which is also secured by all of the Company's assets. Borrowings under the line of credit bear interest at an annual rate of 10%. The line of credit has a maturity date of November 1, 2007.

NO INCORPORATION BY REFERENCE OR DEEMED FILING

        Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by us under those statutes, the Audit Committee Report is not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

OTHER MATTERS

        Our board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

        It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

        A copy of our Annual Report on Form 10-KSB for the year ended June 30, 2004 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The aforementioned Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

        We have filed an Annual Report on Form 10-KSB for the year ended June 30, 2004 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing our Corporate Secretary at our principal executive offices at 51 West Third Street, Suite 310, Tempe, Arizona 85821.

By Order of the Board of Directors,

/s/ Todd P. Belfer Todd P. Belfer Chairman of the Board of Directors

Dated: January 14, 2005 Tempe, Arizona

TIME AMERICA, INC.
PROXY

Annual Meeting of Stockholders, February 17, 2005

This Proxy is Solicited on Behalf of the Board of Directors of
TIME AMERICA, INC.

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on February 17, 2005 and the Proxy Statement and appoints Thomas S. Bednarik and Craig J. Smith, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Time America, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of Squire, Sanders & Dempsey L.L.P., Two Renaissance Square, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 on February 17, 2005 at 9:00 a.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Please detach and return in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
AND "FOR" EACH OF THE OTHER LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
To elect five directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

NOMINEES
☐	FOR ALL NOMINEES	☐	Thomas S. Bednarik
		☐	Todd P. Belfer
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Lise M. Lambert
		☐	Robert W. Zimmerman
☐	FOR ALL EXCEPT (See instructions below)	☐	Robert J. Novak
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change your address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
2.	To ratify the appointment of Semple & Cooper, LLP as independent auditors of the Company for the fiscal year ending June 30, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be vote as specified above. If no specification is made, this Proxy will be voted "FOR" the election of the directors listed at left and "FOR" the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Please check here if you plan to attend the meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

  Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

GENERAL INFORMATION ABOUT VOTING
STOCKHOLDER PROPOSALS
MATTERS TO BE CONSIDERED AT ANNUAL MEETING OVERVIEW OF PROPOSALS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary Compensation Table
Option Grants in Last Fiscal Year
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
EQUITY COMPENSATION PLAN INFORMATION
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
NO INCORPORATION BY REFERENCE OR DEEMED FILING
OTHER MATTERS